                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2000


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                       0-26224                     51-0317849
      --------                       -------                     ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)


105 Morgan Lane
Plainsboro, New Jersey                                          08536
----------------------                                          -----
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (609) 275-0500
                                                     --------------


                                 Not Applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets.

      On April 5, 2000, Integra LifeSciences Holdings Corporation, a Delaware corporation (the "Company"), acquired from NMT Medical, Inc. the Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical Instrumentation and Spembly Medical Cryosurgery product lines, including certain assets and liabilities, for $12.0 million in cash. The assets acquired from NMT Medical include the lease of a manufacturing, packaging and distribution facility located in Andover, England.

      In connection with the acquisition, the Company changed the name of its neurosurgical device business from Integra NeuroCare to Integra NeuroSciences. Integra NeuroSciences designs, manufactures and sells implants, instruments and monitors used in neurosurgery and intensive care units, primarily for the treatment of neurological trauma and surgery. Revenue of the acquired product lines during 1999 was approximately $12.1 million.

ITEM 5. Other Events.

      On March 29, 2000, Quantum Industrial Partners LDC and SFM Investments LLC, investment affiliates of Soros Private Equity Partners LLC, invested an additional $5.4 million in the Company. The Soros affiliates acquired 54,000 shares of Integra Series C Convertible Preferred Stock (that are convertible into 600,000 shares of common stock) and warrants to purchase an additional 300,000 shares of common stock at $9.00 per share. The warrants are exercisable at any time before their expiration on December 31, 2001.

      In connection with the investment by the Soros affiliates, the Company amended the Registration Rights Agreement dated March 29, 1999 that the parties originally entered into in connection with the Company's sale of Series B Convertible Preferred Stock and related warrants on March 29, 1999. The Amended and Restated Registration Rights Agreement provides the Soros affiliates with registration rights with respect to the shares of common stock of the Company issuable upon conversion of the Series B and Series C Convertible Preferred Stock and upon exercise of all related warrants.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)        Description of Exhibit                                                 Location
---------------        ----------------------                                                 --------

      2.1              Asset Purchase Agreement dated March 20, 2000 by and among             (2) (Exh. 2.1)
                       Integra Selector Corporation, NMT Neurosciences (US), Inc.
                       and NMT Medical, Inc.

      2.2              Purchase Agreement dated March 20, 2000 by and among NMT               (2) (Exh. 2.2)
                       Medical, Inc., NMT Neurosciences (US), Inc., NMT Neurosciences
                       Holdings (UK) Ltd., NMT Neurosciences (UK) Ltd., Spembly
                       Medical Ltd., Spembly Cryosurgery Ltd., Swedemed AB, Integra
                       Neurosciences Holdings (UK) Ltd. and Integra Selector
                       Corporation.

      4.1              Certificate of Designation, Rights and Preferences of Series C          (1)
                       Convertible Preferred Stock of Integra LifeSciences Holdings
                       Corporation dated March 21, 2000.

      4.2              Certificate of Amendment of Certificate of Designation, Rights and      (1)
                       Preferences of Series B Convertible Preferred Stock of Integra
                       LifeSciences Holdings Corporation dated March 21, 2000.

      4.3              Warrant to Purchase 270,550 Shares of Common Stock of Integra           (1)
                       LifeSciences Holdings Corporation issued to Quantum Industrial
                       Partners LDC.

      4.4              Warrant to Purchase 29,450 Shares of Common Stock of Integra            (1)
                       LifeSciences Holdings Corporation issued to SFM Domestic
                       Investments LLC.

      10.1             Series C Convertible Preferred Stock and Warrant Purchase               (1)
                       Agreement dated February 16, 2000 among Integra LifeSciences
                       Holdings Corporation, Quantum Industrial Partners LDC and SFM
                       Domestic Investments LLC.

      10.2             Amended and Restated Registration Rights Agreement dated                (1)
                       March 29, 2000 among Integra LifeSciences Holdings Corporation,
                       Quantum Industrial Partners LDC and SFM Domestic Investments LLC.

      99               Press Release issued by Integra LifeSciences Holdings Corporation       (1)
                       on April 6, 2000.

---------------------

(1)   Filed herewith.

(2) Incorporated by reference to the indicated exhibit to the Company's Report on Form 8-K filed on March 28, 2000.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION



Date:  April 10, 2000               By: /s/ Stuart M. Essig
                                       ----------------------------------
                                       Stuart M. Essig, President and
                                       Chief Executive Officer

                                Exhibit Index

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)        Description of Exhibit                                                 Location
---------------        ----------------------                                                 --------

      2.1              Asset Purchase Agreement dated March 20, 2000 by and among             (2) (Exh. 2.1)
                       Integra Selector Corporation, NMT Neurosciences (US), Inc.
                       and NMT Medical, Inc.

      2.2              Purchase Agreement dated March 20, 2000 by and among NMT               (2) (Exh. 2.2)
                       Medical, Inc., NMT Neurosciences (US), Inc., NMT
                       Neurosciences Holdings (UK) Ltd., NMT Neurosciences (UK) Ltd.,
                       Spembly Medical Ltd., Spembly Cryosurgery Ltd., Swedemed AB,
                       Integra Neurosciences Holdings (UK) Ltd. and Integra Selector
                       Corporation.

      4.1              Certificate of Designation, Rights and Preferences of Series C         (1)
                       Convertible Preferred Stock of Integra LifeSciences Holdings
                       Corporation dated March 21, 2000.

      4.2              Certificate of Amendment of Certificate of Designation, Rights and     (1)
                       Preferences of Series B Convertible Preferred Stock of Integra
                       LifeSciences Holdings Corporation dated March 21, 2000.

      4.3              Warrant to Purchase 270,550 Shares of Common Stock of Integra          (1)
                       LifeSciences Holdings Corporation issued to Quantum Industrial
                       Partners LDC.

      4.4              Warrant to Purchase 29,450 Shares of Common Stock of Integra           (1)
                       LifeSciences Holdings Corporation issued to SFM Domestic
                       Investments LLC.

      10.1             Series C Convertible Preferred Stock and Warrant Purchase              (1)
                       Agreement dated February 16, 2000 among Integra LifeSciences
                       Holdings Corporation, Quantum Industrial Partners LDC and SFM
                       Domestic Investments LLC.

      10.2             Amended and Restated Registration Rights Agreement dated               (1)
                       March 29, 2000 among Integra LifeSciences Holdings Corporation,
                       Quantum Industrial Partners LDC and SFM Domestic Investments LLC.

      99               Press Release issued by Integra LifeSciences Holdings Corporation      (1)
                       on April 6, 2000.

---------------------

(1)   Filed herewith.

(2) Incorporated by reference to the indicated exhibit to the Company's Report on Form 8-K filed on March 28, 2000.


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